Exhibit 99.1

Monotype Announces Third Quarter 2016 Results

Creative Professional grows 24 percent, now represents more than 50 percent of total revenue

WOBURN, Mass.--(BUSINESS WIRE)--October 28, 2016--Monotype Imaging Holdings Inc. (Nasdaq: TYPE), a leader in helping to empower expression and engagement through type, technology and expertise, today released results for the third quarter ended September 30, 2016.

Third Quarter 2016 Highlights

  Revenue for the quarter was $52.2 million, an increase of 6 percent, year over year. Non-GAAP pro forma revenue for the quarter, inclusive of unaudited, estimated Olapic revenue prior to the acquisition, was $54.7 million.
  Creative Professional revenue was $27.8 million, up 24 percent, year over year.
  Net income was $2.4 million. Non-GAAP net adjusted EBITDA was $15.5 million, or 30 percent of revenue. Non-GAAP pro forma net adjusted EBITDA was $16.2 million, or 30 percent of pro forma revenue.
  Cash and cash equivalents stood at $97.6 million.

"We hit a major milestone in Q3, growing our Creative Professional business to represent more than 50 percent of revenue for the first time in Monotype’s history," said Scott Landers, president and CEO at Monotype. “We’ve done this by investing out in front of emerging market opportunities and expanding our addressable markets through both our organic offerings and acquisitions like Olapic.”

CFO Transition

Monotype is also announcing that it has appointed Scott Landers, Monotype’s president and CEO, as interim chief financial officer, succeeding Joseph Hill, who has departed from his position as CFO to pursue other interests. “We appreciate Joe’s contributions to Monotype, as well as his help in ensuring a smooth transition. We wish Joe success with his future endeavors,” said Landers.

Third Quarter 2016 Operating Results

Revenue for the quarter increased six percent to $52.2 million, compared to $49.4 million for the third quarter of 2015. Creative Professional revenue was $27.8 million, a 24 percent increase from the third quarter of 2015. OEM revenue was $24.4 million, a decrease of nine percent from the same period in 2015.

GAAP net income was $2.4 million, compared to $8.0 million in the third quarter of 2015. Non-GAAP net income, which excludes the amortization of intangible assets, stock-based compensation expense and acquisition-related contingent consideration expense, net of taxes, was $7.1 million, compared to $12.1 million in the third quarter of 2015. Non-GAAP net adjusted EBITDA was $15.5 million, or 30 percent of revenue, compared to $17.7 million in the third quarter of 2015.

Earnings per diluted share were $0.06, compared to $0.20 in the prior year quarter. Non-GAAP earnings per diluted share were $0.18 compared to $0.31 in the same period in 2015.

A reconciliation of GAAP measures to non-GAAP measures for the three and nine months ended Sept. 30, 2016 and 2015 is provided in the financial tables that accompany this release.

Pro Forma Results for the Third Quarter 2016

Pro forma results assume the company had owned Olapic for the full periods presented, and exclude the impact of purchase accounting related adjustments, as well as transaction costs.

Non-GAAP pro forma revenue in the third quarter was $54.7 million and non-GAAP pro forma net adjusted EBITDA was $16.2 million.

Cash and cash flow

Monotype had cash and cash equivalents of $97.6 million as of Sept. 30, 2016, compared to $109.5 million as of June 30, 2016, and $86.3 million as of Sept. 30, 2015. In the quarter, the company used $120.3 milion to acquire Olapic, borrowed $110.0 million from its line of credit, and used $4.5 million of cash related to the company’s quarterly dividend payments.

Quarterly dividend

Monotype’s most recent dividend payment of $0.11 per share was paid on October 21, 2016, to shareholders of record as of October 3, 2016. The next dividend payment of $0.11 per share will be paid on January 20, 2017 to shareholders of record as of the close of business on January 2, 2017.

Financial Outlook for the Fourth Quarter and Full Year 2016

For the fourth quarter of 2016, Monotype expects revenue in the range of $52.7 million to $56.7 million.

For the full year 2016, Monotype now expects revenue in the range of $203.5 million to $207.5 million. This includes a purchase accounting adjustment for deferred revenue impairment of $1.0 million for Q4 and $2.4 million for the full year 2016.

Q4 GAAP net income is expected to be in the range of $1.0 million to $3.5 million. Monotype expects Q4 non-GAAP net adjusted EBITDA to be in the range of $12.1 million to $16.2 million. Full year 2016 GAAP net income is now expected to be in the range of $15.4 million to $18.0 million. Full year 2016 non-GAAP net adjusted EBITDA is now expected to be in the range of $61.2 million to $65.4 million.

The company expects earnings per diluted share to be in the range of $0.03 to $0.09 for Q4. Monotype expects non-GAAP earnings per diluted share for Q4 to be in the range of $0.18 to $0.24.

Full year 2016 GAAP earnings per diluted share is now expected to be in the range of $0.39 to $0.45. Full year 2016 non-GAAP earnings per diluted share is now expected to be in the range of $0.87 to $0.94.

Pro Forma Outlook for the Fourth Quarter and Full Year 2016

On a pro forma basis, Monotype expects non-GAAP pro forma revenue in the fourth quarter of between $53.7 million to $57.7 million, and non-GAAP pro forma net adjusted EBITDA of between $13.5 million to $17.6 million.

For the full year, non-GAAP pro forma revenue is now expected to be between $214.5 million to $218.5 million and non-GAAP pro forma net adjusted EBITDA is now expected to be in the range of between $52.9 million to $57.1 million. These pro forma expectations are based on unaudited pre-acquisition results from Olapic.

A reconciliation of GAAP measures to non-GAAP measures for the fourth quarter and full year 2016 is provided in the financial tables that accompany this release.

Conference Call Details

Monotype will host a conference call on Friday, October 28, at 8:30 a.m. EDT to discuss the company’s third quarter 2016 results. Individuals who are interested in listening to the audio webcast should log on to the “Investors” portion of the “Company” section of Monotype’s website at www.monotype.com. The live call can also be accessed by dialing 877-201-0168 (domestic) or 647-788-4901 (international) using passcode 99549051. If individuals are unable to listen to the live call, the audio webcast will be archived in the Investors portion of the company’s website for one year.

Non-GAAP financial measures

This press release contains non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget and in reporting to lenders. Non-GAAP financial measures are used by Monotype management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, Monotype believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does, and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. Monotype management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Forward-looking statements

This press release may contain forward-looking statements including those related to the company’s future revenues and operating results; the company’s integration of the acquisition of Olapic and the financial impact of the acquisition; and the execution of the company’s product, growth and expansion strategies and anticipated business momentum that involve risks and uncertainties that could cause the company’s actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: risks associated with changes in the economic climate including decreased demand for the company’s products or products that incorporate the company’s solutions; risks associated with the company’s ability to adapt its products or services to new markets and to anticipate and quickly respond to evolving technologies and customer requirements; risks associated with the company’s development of and the market acceptance of new products, product features or services; risks associated with the company’s integration of the Olapic acquisition; risks associated with the company’s ability to expand products and services offered through acquired companies; risks associated with increased competition in markets the company serves, including the risks that increased competition may result in the company’s inability to gain new customers, retain existing customers or may force the company to reduce prices; risks associated with the ownership and enforcement of the company’s intellectual property; and risks associated with geopolitical conditions and changes in the financial markets. Additional disclosure regarding these and other risks faced by the company is available in the company’s public filings with the Securities and Exchange Commission, including the risk factors included in the company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings including filings on Form 10-Q and Form 8-K. The forward-looking financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts to be included in the company’s future earnings releases and public filings. While the company may elect to update forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, even if an estimate changes.

About Monotype

Monotype is a leading global provider of typefaces, technology and expertise that enable the best user experience and ensure brand integrity. Headquartered in Woburn, Mass., Monotype provides customers worldwide with typeface solutions for a broad range of creative applications and consumer devices. The company’s libraries and e-commerce sites are home to many of the most widely used typefaces – including the Helvetica®, Frutiger® and Univers® families – as well as the next generation of type designs. Further information is available at www.monotype.com. Follow Monotype on Twitter®, Instagram® and LinkedIn®.

MONOTYPE IMAGING HOLDINGS INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands)

	September 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$97,583	$87,520
Accounts receivable, net of allowance for doubtful accounts	18,091	15,179
Income tax refunds receivable	2,457	2,558
Prepaid expense and other current assets	7,392	3,846

Total current assets	125,523	109,103
Property and equipment, net	14,551	15,204
Goodwill	275,134	185,735
Intangible assets, net	96,454	69,264
Restricted cash	18,331	9,304
Other assets	2,872	3,177

Total assets	$532,865	$391,787

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,376	$1,385
Accrued expenses and other current liabilities	26,058	21,422
Accrued income taxes payable	2,193	2,395
Deferred revenue	11,083	10,086

Total current liabilities	40,710	35,288
Revolving line of credit	110,000	—
Other long-term liabilities	9,655	6,914
Deferred income taxes	41,669	35,159
Reserve for income taxes, net of current portion	2,423	2,316
Accrued pension benefits	5,197	4,928
Stockholders’ equity:
Common stock	43	42
Additional paid-in capital	270,664	256,215
Treasury stock, at cost	(50,481)	(50,455)
Retained earnings	109,810	108,908
Accumulated other comprehensive loss	(6,825)	(7,528)

Total stockholders’ equity	323,211	307,182

Total liabilities and stockholders’ equity	$532,865	$391,787

MONOTYPE IMAGING HOLDINGS INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$52,229	$49,352	$150,804	$141,803
Costs and expenses:
Cost of revenue	8,534	7,351	24,441	22,314
Cost of revenue—amortization of acquired technology	1,327	1,048	3,589	3,315

Total cost of revenue	9,861	8,399	28,030	25,629

Gross profit	42,368	40,953	122,774	116,174
Operating expenses:
Marketing and selling	16,538	15,472	45,273	42,980
Research and development	7,781	5,155	21,108	16,244
General and administrative	11,353	8,171	28,840	22,080
Amortization of other intangible assets	941	862	2,418	2,354

Total operating expenses	36,613	29,660	97,639	83,658

Income from operations	5,755	11,293	25,135	32,516
Other (income) expense:
Interest expense, net	351	237	549	775
Loss on extinguishment of debt	—	112	—	112
Other expense (income), net	272	(70)	479	612

Total other expense	623	279	1,028	1,499

Income before provision for income taxes	5,132	11,014	24,107	31,017
Provision for income taxes	2,707	2,975	9,671	9,717

Net income	$2,425	$8,039	$14,436	$21,300

Net income available to common shareholders—basic	$2,341	$7,837	$13,982	$20,799

Net income available to common shareholders—diluted	$2,340	$7,838	$13,983	$20,802

Net income per common share:
Basic	$0.06	$0.20	$0.36	$0.54

Diluted	$0.06	$0.20	$0.35	$0.53

Weighted average number of shares:
Basic	39,977,120	38,770,626	39,348,437	38,808,446
Diluted	40,261,247	39,230,783	39,699,790	39,382,558
Dividends declared per common share	$0.11	$0.10	$0.33	$0.30

MONOTYPE IMAGING HOLDINGS INC. OTHER INFORMATION (Unaudited and in thousands)

RECONCILIATION OF GAAP REVENUE TO NON-GAAP PRO FORMA REVENUE

	Three Months Ended September 30, 2016
	Monotype	Olapic	Combined
GAAP revenue	$50,266	$1,963	$52,229
Pre-acquisition revenue(1)	—	1,750	1,750
Deferred revenue impairment	—	703	703

Non-GAAP pro forma revenue	$50,266	$4,416	$54,682

(1) Non-GAAP pro forma revenue includes $0, $1.8 million and $1.8 million, respectively, of Olapic revenue recognized during the period of July 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

	Nine Months Ended September 30, 2016
	Monotype	Olapic	Combined
GAAP revenue	$148,841	$1,963	$150,804
Pre-acquisition revenue(1)	—	9,344	9,344
Deferred revenue impairment	—	703	703

Non-GAAP pro forma revenue	$148,841	$12,010	$160,851

(1) Non-GAAP pro forma revenue includes $0, $9.3 million and $9.3 million, respectively, of Olapic revenue recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016(3)	2015(2)	2016(3)	2015(2)
GAAP net income	$2,425	$8,039	$14,436	$21,300
Interest expense, net	351	237	549	775
Other (income) expense, net	272	42	479	724
Provision for income taxes	2,707	2,975	9,671	9,717

Income from operations	5,755	11,293	25,135	32,516
Depreciation and amortization	3,343	2,810	9,114	7,906
Share based compensation	5,306	3,600	12,705	9,841
Acquisition related compensation	1,077	—	2,233	—

Net adjusted EBITDA(1)	$15,481	$17,703	$49,187	$50,263

(1) In November 2015, we revised our definition of non-GAAP net adjusted EBITDA to exclude the impact of acquisition-related contingent consideration adjustments.

(2) Non-GAAP net adjusted EBITDA for the three and nine months ended September 30, 2015 have been restated to add back the impact of acquisition-related contingent consideration adjustments in accordance with our revised definition of non-GAAP net adjusted EBITDA.

(3) For the three and nine months ended September 30, 2016, the amount includes $1.1 million and $2.2 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

MONOTYPE IMAGING HOLDINGS INC. OTHER INFORMATION (Unaudited and in thousands, except share and per share amounts)
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016(3)	2015(2)	2016(3)	2015(2)
GAAP net income available to common stockholders ─ diluted	$2,425	$8,039	$14,436	$21,300
Amortization, net of tax of $1,195, $516, $2,409 and $1,774, respectively	1,073	1,394	3,598	3,895
Share based compensation, net of tax of $2,796, $972, $5,095 and $3,080, respectively	2,510	2,628	7,610	6,761
Acquisition related compensation, net of tax of $0, $0, $0 and $0, respectively	1,077	—	2,233	—

Non-GAAP net income(1)	$7,085	$12,061	$27,877	$31,956

(1) In November 2015, we revised our definition of non-GAAP net income to exclude the impact of acquisition-related contingent consideration adjustments.

(2) Non-GAAP net income for the three and nine months ended September 30, 2015, have been restated to add back the impact of acquisition-related contingent consideration adjustments, net of tax, in accordance with our revised definition of non-GAAP net income.

(3) For the three and nine months ended September 30, 2016, the amount includes $1.1 million and $2.2 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

RECONCILIATION OF GAAP EARNINGS PER DILUTED SHARE TO NON-GAAP EARNINGS PER DILUTED SHARE

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016(3)	2015(2)	2016(3)	2015(2)
GAAP earnings per diluted share	$0.06	$0.20	$0.35	$0.53
Amortization, net of tax of $0.03, $0.01, $0.06 and $0.05, respectively	0.03	0.04	0.09	0.11
Share based compensation, net of tax of $0.07, $0.02, $0.13 and $0.08, respectively	0.06	0.07	0.20	0.17
Contingent consideration adjustment, net of tax of $0.00, $0.00, $0.00 and $0.00, respectively	0.03	—	0.06	—

Non-GAAP earnings per diluted share(1)	$0.18	$0.31	$0.70	$0.81

(1) In November 2015, we revised our definition of non-GAAP earnings per diluted share to exclude the impact of acquisition-related contingent consideration adjustments.

(2) Non-GAAP earnings per diluted share for the three and nine months ended September 30, 2015, have been restated to add back the impact of acquisition-related contingent consideration adjustments, net of tax, in accordance with our revised definition of non-GAAP earnings per diluted share.

(3) For the three and nine months ended September 30, 2016, the amount includes $1.1 million and $2.2 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

MONOTYPE IMAGING HOLDINGS INC. OTHER INFORMATION (Unaudited and in thousands) RECONCILIATION OF GAAP NET INCOME TO NON-GAAP PRO FORMA NET ADJUSTED EBITDA

	Three Months Ended September 30, 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$7,001	$(4,576)	$2,425
Interest expense, net	351	—	351
Other (income) expense, net	283	(11)	272
Provision (benefit) for income taxes(1)	2,648	59	2,707

Income (loss) from operations(1)	10,283	(4,528)	5,755
Pre-acquisition net adjusted EBITDA(2)	—	(757)	(757)
Deferred revenue impairment(3)	—	703	703
Depreciation and amortization	2,905	438	3,343
Share based compensation	4,696	610	5,306
Contingent consideration adjustments(4)	578	499	1,077
Transaction costs(5)	736	—	736

Non-GAAP pro forma net adjusted EBITDA	$19,198	$(3,035)	$16,163

(1) Olapic pro forma provision (benefit) for income taxes and income (loss) from operations includes unaudited estimated pre-acquisition tax impact.

(2) Non-GAAP pro forma net adjusted EBITDA includes $0, ($0.8) million and ($0.8) million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of July 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

(3) Non-GAAP pro forma net adjusted EBITDA includes $0, $0.7 million and $0.7 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(4) For the three months ended September 30, 2016, the amount includes $0.6 million, $0.5 million and $1.1 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(5) Non-GAAP pro forma net adjusted EBITDA excludes $0.7 million, $0 and $0.7 million, respectively, of transaction expenses incurred with the Olapic acquisition.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP PRO FORMA NET ADJUSTED EBITDA

	Nine Months Ended September 30, 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$19,012	$(4,576)	$14,436
Interest expense, net	549	—	549
Other (income) expense, net	490	(11)	479
Provision (benefit) for income taxes(1)	9,612	59	9,671

Income (loss) from operations(1)	29,663	(4,528)	25,135
Pre-acquisition net adjusted EBITDA(2)	—	(11,565)	(11,565)
Deferred revenue impairment(3)	—	703	703
Depreciation and amortization	8,676	438	9,114
Share based compensation	12,095	610	12,705
Contingent consideration adjustments(4)	1,734	499	2,233
Transaction costs(5)	1,125	—	1,125

Non-GAAP pro forma net adjusted EBITDA	$53,293	$(13,843)	$39,450

(1) Olapic pro forma provision (benefit) for income taxes and income (loss) from operations includes unaudited estimated pre-acquisition tax impact.

(2) Non-GAAP pro forma net adjusted EBITDA includes $0, ($11.6) million and ($11.6) million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

(3) Non-GAAP pro forma net adjusted EBITDA includes $0, $0.7 million and $0.7 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(4) For the nine months ended September 30, 2016, the amount includes $1.7 million, $0.5 million and $2.2 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.

(5) Non-GAAP pro forma net adjusted EBITDA excludes $1.1 million, $0 and $1.1 million, respectively, of transaction expenses incurred with the Olapic acquisition.

MONOTYPE IMAGING HOLDINGS INC. OTHER INFORMATION (Unaudited and in thousands)

OTHER INFORMATION

Share based compensation is comprised of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Marketing and selling	$2,164	$1,693	$5,349	$4,568
Research and development	1,180	633	2,869	1,819
General and administrative	1,962	1,274	4,487	3,454

Total expensed	$5,306	$3,600	$12,705	$9,841
Property and equipment	—	—	—	82

Total share based compensation	$5,306	$3,600	$12,705	$9,923

MARKET INFORMATION The following table presents revenue for our two major markets:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Creative Professional	$27,798	$22,472	$75,170	$63,654
OEM	24,431	26,880	75,634	78,149

Total	$52,229	$49,352	$150,804	$141,803

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP REVENUE TO FORECAST NON-GAAP PRO FORMA REVENUE (Unaudited and in thousands)

	Low End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP revenue	$50,200	$2,500	$52,700
Deferred revenue impairment	—	1,000	1,000

Non-GAAP pro forma revenue	$50,200	$3,500	$53,700

	High End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP revenue	$53,200	$3,500	$56,700
Deferred revenue impairment	—	1,000	1,000

Non-GAAP pro forma revenue	$53,200	$4,500	$57,700

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP revenue	$199,000	$4,500	$203,500
Pre-acquisition revenue(1)	—	8,600	8,600
Deferred revenue impairment	—	2,400	2,400

Non-GAAP pro forma revenue	$199,000	$15,500	$214,500

(1) Non-GAAP pro forma revenue includes $0, $8.6 million and $8.6 million, respectively, of estimated Olapic revenue recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP revenue	$202,000	$5,500	$207,500
Pre-acquisition revenue(1)	—	8,600	8,600
Deferred revenue impairment	—	2,400	2,400

Non-GAAP pro forma revenue	$202,000	$16,500	$218,500

(1) Non-GAAP pro forma revenue includes $0, $8.6 million and $8.6 million, respectively, of estimated Olapic revenue recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME TO FORECAST NON-GAAP NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$6,600	$(5,600)	$1,000
Interest expense, net	600	—	600
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes	4,200	(3,600)	600

Income (loss) from operations	11,600	(9,200)	2,400
Depreciation and amortization	2,400	700	3,100
Share based compensation	3,900	1,200	5,100
Contingent consideration adjustment(1)	600	900	1,500

Non-GAAP net adjusted EBITDA	$18,500	$(6,400)	$12,100

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$8,700	$(5,200)	$3,500
Interest expense, net	600	—	600
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes	5,500	(3,300)	2,200

Income (loss) from operations	15,000	(8,500)	6,500
Depreciation and amortization	2,400	700	3,100
Share based compensation	3,900	1,200	5,100
Contingent consideration adjustment(1)	600	900	1,500

Non-GAAP net adjusted EBITDA	$21,900	$(5,700)	$16,200

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME TO FORECAST NON-GAAP NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$23,800	$(8,400)	$15,400
Interest expense, net	1,200	—	1,200
Other (income) expense, net	700	—	700
Provision (benefit) for income taxes	15,600	(5,300)	10,300

Income (loss) from operations	41,300	(13,700)	27,600
Depreciation and amortization	11,000	1,100	12,100
Share based compensation	16,000	1,800	17,800
Contingent consideration adjustment(1)	2,300	1,400	3,700

Non-GAAP net adjusted EBITDA	$70,600	$(9,400)	$61,200

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$25,900	$(7,900)	$18,000
Interest expense, net	1,200	—	1,200
Other (income) expense, net	700	—	700
Provision (benefit) for income taxes	17,000	(5,100)	11,900

Income (loss) from operations	44,800	(13,000)	31,800
Depreciation and amortization	11,000	1,100	12,100
Share based compensation	16,000	1,800	17,800
Contingent consideration adjustment(1)	2,300	1,400	3,700

Non-GAAP net adjusted EBITDA	$74,100	$(8,700)	$65,400

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME TO FORECAST NON-GAAP PRO FORMA NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$6,600	$(5,600)	$1,000
Interest expense, net	600	—	600
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes	4,200	(3,600)	600

Income (loss) from operations	11,600	(9,200)	2,400
Deferred revenue impairment(1)	—	700	700
Depreciation and amortization	2,400	700	3,100
Share based compensation	3,900	1,200	5,100
Contingent consideration adjustment(2)	600	900	1,500
Transaction costs(3)	—	700	700

Non-GAAP pro forma net adjusted EBITDA	$18,500	$(5,000)	$13,500

(1) Non-GAAP pro forma net adjusted EBITDA includes $0, $0.7 million and $0.7 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

(3) Non-GAAP pro forma net adjusted EBITDA excludes $0, $0.7 million and $0.7 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

	High End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$8,700	$(5,200)	$3,500
Interest expense, net	600	—	600
Other (income) expense, net	200	—	200
Provision (benefit) for income taxes	5,500	(3,300)	2,200

Income (loss) from operations	15,000	(8,500)	6,500
Deferred revenue impairment(1)	—	700	700
Depreciation and amortization	2,400	700	3,100
Share based compensation	3,900	1,200	5,100
Contingent consideration adjustment(2)	600	900	1,500
Transaction costs(3)	—	700	700

Non-GAAP pro forma net adjusted EBITDA	$21,900	$(4,300)	$17,600

(1) Non-GAAP pro forma net adjusted EBITDA includes $0, $0.7 million and $0.7 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(2) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

(3) Non-GAAP pro forma net adjusted EBITDA excludes $0, $0.7 million and $0.7 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME TO FORECAST NON-GAAP PRO FORMA NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$23,800	$(8,400)	$15,400
Interest expense, net	1,200	—	1,200
Other (income) expense, net	700	—	700
Provision (benefit) for income taxes	15,600	(5,300)	10,300

Income (loss) from operations	41,300	(13,700)	27,600
Pre-acquisition net adjusted EBITDA(1)	—	(11,600)	(11,600)
Deferred revenue impairment(2)	—	1,500	1,500
Depreciation and amortization	11,000	1,100	12,100
Share based compensation	16,000	1,800	17,800
Contingent consideration adjustment(3)	2,300	1,400	3,700
Transaction costs(4)	1,100	700	1,800

Non-GAAP pro forma net adjusted EBITDA	$71,700	$(18,800)	$52,900

(1) Non-GAAP pro forma net adjusted EBITDA includes $0, $11.6 million and $11.6 million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

(2) Non-GAAP pro forma net adjusted EBITDA includes $0, $1.5 million and $1.5 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(3) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

(4) Non-GAAP pro forma net adjusted EBITDA excludes $1.1 million, $0.7 million and $1.8 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$25,900	$(7,900)	$18,000
Interest expense, net	1,200	—	1,200
Other (income) expense, net	700	—	700
Provision (benefit) for income taxes	17,000	(5,100)	11,900

Income (loss) from operations	44,800	(13,000)	31,800
Pre-acquisition net adjusted EBITDA(1)	—	(11,600)	(11,600)
Deferred revenue impairment(2)	—	1,500	1,500
Depreciation and amortization	11,000	1,100	12,100
Share based compensation	16,000	1,800	17,800
Contingent consideration adjustment(3)	2,300	1,400	3,700
Transaction costs(4)	1,100	700	1,800

Non-GAAP pro forma net adjusted EBITDA	$75,200	$(18,100)	$57,100

(1) Non-GAAP pro forma net adjusted EBITDA includes $0, $11.6 million and $11.6 million, respectively, of estimated Olapic net adjusted EBITDA recognized during the period of January 1, 2016 to August 8, 2016. We acquired Olapic on August 9, 2016.

(2) Non-GAAP pro forma net adjusted EBITDA includes $0, $1.5 million and $1.5 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.

(3) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

(4) Non-GAAP pro forma net adjusted EBITDA excludes $1.1 million, $0.7 million and $1.8 million, respectively, of transaction expenses Monotype expects to incur associated with the Olapic acquisition.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO FORECAST NON-GAAP EARNINGS PER DILUTED SHARE (Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$6,600	$(5,600)	$1,000
Amortization, net of tax of $600, $300 and $900, respectively	800	400	1,200
Share based compensation, net of tax of $1,500, $500 and $2,000, respectively	2,400	700	3,100
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively(1)	600	900	1,500

Non-GAAP net income (loss)	$10,400	$(3,600)	$6,800

GAAP earnings (loss) per diluted share	$0.17	$(0.14)	$0.03
Amortization, net of tax of $0.02, $0.01 and $0.02, respectively, per diluted share	0.02	0.01	0.03
Share based compensation, net of tax of $0.04, $0.01 and $0.05, respectively, per diluted share	0.06	0.02	0.08
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.02	0.04

Non-GAAP earnings (loss) per diluted share	$0.27	$(0.09)	$0.18

Weighted average diluted shares used to compute earnings per share	40,000,000	40,000,000	40,000,000

Assumes 39% effective tax rate.

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q4 2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$8,700	$(5,200)	$3,500
Amortization, net of tax of $600, $300 and $900, respectively	800	400	1,200
Share based compensation, net of tax of $1,500, $500 and $2,000, respectively	2,400	700	3,100
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively(1)	600	900	1,500

Non-GAAP net income (loss)	$12,500	$(3,200)	$9,300

GAAP earnings (loss) per diluted share	$0.22	$(0.13)	$0.09
Amortization, net of tax of $0.02, $0.01 and $0.02, respectively, per diluted share	0.02	0.01	0.03
Share based compensation, net of tax of $0.04, $0.01 and $0.05, respectively, per diluted share	0.06	0.02	0.08
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.02	0.04

Non-GAAP earnings (loss) per diluted share	$0.32	$(0.08)	$0.24

Weighted average diluted shares used to compute earnings per share	40,000,000	40,000,000	40,000,000

Assumes 39% effective tax rate.

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO FORECAST NON-GAAP EARNINGS PER DILUTED SHARE (Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$23,800	$(8,400)	$15,400
Amortization, net of tax of $2,800, $400 and $3,200, respectively	4,200	700	4,900
Share based compensation, net of tax of $6,300, $700 and $7,000, respectively	9,700	1,100	10,800
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively(1)	2,300	1,400	3,700

Non-GAAP net income (loss)	$40,000	$(5,200)	$34,800

GAAP earnings (loss) per diluted share	$0.60	$(0.21)	$0.39
Amortization, net of tax of $0.07, $0.01 and $0.08, respectively, per diluted share	0.11	0.01	0.12
Share based compensation, net of tax of $0.16, $0.02 and $0.18 , respectively, per diluted share	0.24	0.03	0.27
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.06	0.03	0.09

Non-GAAP earnings (loss) per diluted share	$1.01	$(0.14)	$0.87

Weighted average diluted shares used to compute earnings per share	39,800,000	39,800,000	39,800,000

Assumes 39% effective tax rate.

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2016
	Monotype	Olapic	Combined
GAAP net income (loss)	$25,900	$(7,900)	$18,000
Amortization, net of tax of $2,800, $400 and $3,200, respectively	4,200	700	4,900
Share based compensation, net of tax of $6,300, $700 and $7,000, respectively	9,700	1,100	10,800
Contingent consideration adjustment, net of tax of $0, $0 and $0, respectively (1)	2,300	1,400	3,700

Non-GAAP net income (loss)	$42,100	$(4,700)	$37,400

GAAP earnings (loss) per diluted share	$0.65	$(0.20)	$0.45
Amortization, net of tax of $0.07, $0.01 and $0.08, respectively, per diluted share	0.11	0.02	0.13
Share based compensation, net of tax of $0.16, $0.02 and $0.18, respectively, per diluted share	0.24	0.03	0.27
Contingent consideration adjustment, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share (1)	0.06	0.03	0.09

Non-GAAP earnings (loss) per diluted share	$1.06	$(0.12)	$0.94

Weighted average diluted shares used to compute earnings per share	39,800,000	39,800,000	39,800,000

Assumes 39% effective tax rate.

(1) Includes charges to operations for adjustments to estimated contingent consideration and for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF HISTORICAL REPORTED REVENUE TO NON-GAAP PRO FORMA REVENUE (Unaudited and in thousands)
	Historical Pro Forma Results
	2015
	Monotype	Olapic	Combined
Revenue	$192,419	$9,434	$201,853

CONTACT:
Monotype
Chris Brooks, 781-970-6120
ir@monotype.com